John Hancock Funds II

Multi-Index 2020 Preservation Portfolio

Supplement dated June 25, 2020 to the current Prospectus and Summary Prospectus, as may be supplemented

At its meeting held on June 23 – 25, 2020, the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”), of which Multi-Index 2020 Preservation Portfolio (“Multi-Index 2020 Preservation”) is a series, voted to approve a reorganization, that is expected to be tax-free, of Multi-Index 2020 Preservation into Multi-Index Income Preservation Portfolio (“Multi-Index Income Preservation” and, together with Multi-Index 2020 Preservation, the “Funds”), also a series of the Trust, as described below (the “Reorganization”). Shareholder approval is not required to complete the Reorganization.

Under the terms of the Reorganization, Multi-Index 2020 Preservation will transfer all of its assets to Multi-Index Income Preservation in exchange for corresponding shares of Multi-Index Income Preservation. Multi-Index Income Preservation will also assume substantially all of Multi-Index 2020 Preservation’s liabilities. The corresponding shares of Multi-Index Income Preservation will then be distributed to Multi-Index 2020 Preservation’s shareholders, and Multi-Index 2020 Preservation will be terminated. The Reorganization is expected to occur as of the close of business on or about October 16, 2020 (the “Closing Date”). Further information regarding the Reorganization will be contained in an information statement, which is scheduled to be available on or about July 10, 2020.

In connection with the Reorganization, John Hancock Investment Management LLC (the “Advisor”) has agreed to reduce the contractual expense limit in place for the Acquiring Fund from 0.34% of average daily net assets to 0.33% of average daily net assets, effective upon completion of the Reorganization. This agreement will expire on December 31, 2021, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Multi-Index 2020 Preservation will remain open to purchases and redemptions from existing shareholders until the Closing Date. Multi-Index 2020 Preservation will not accept orders from new investors to purchase shares of Multi-Index 2020 Preservation, effective as of the close of business on July 27, 2020. However, discretionary fee-based advisory programs which include Multi-Index 2020 Preservation as an investment option as of the close of business on July 27, 2020, may continue to make Multi-Index 2020 Preservation shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Multi-Index 2020 Preservation.

To satisfy an Internal Revenue Service requirement, Multi-Index 2020 Preservation hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Multi-Index 2020 Preservation’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization. For important information regarding Multi-Index 2020 Preservation or Multi-Index Income Preservation, or to receive a free copy of the information statement relating to the merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The information statement contains important information about fund objectives, strategies, fees, expenses, and the Board’s considerations in approving the Reorganization. The information statement also will be available for free on the SEC’s website (www.sec.gov). Please read the information statement carefully before making any decision to invest in any shares in connection with the Reorganization.

You should read this Supplement in conjunction with the Prospectus or Summary Prospectus and retain it for your future reference.